UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2010

HOKU CORPORATION
 (Exact name of Registrant as specified in its charter)

Delaware	000-51458	99-0351487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1288 Ala Moana Blvd., Suite 220, Honolulu, Hawaii	96814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (808) 682-7800

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective July 30, 2010, the Board of Directors (the “Board”) of Hoku Corporation (the “Company”) appointed Mr. Zhengfei Gao and Dr. Tao Zhang to serve as directors of the Company until its next annual meeting of stockholders.  Mr. Gao and Dr. Zhang were designated by Tianwei New Energy Holdings Co., Ltd. (“Tianwei”) as nominees for directors pursuant to the terms of the Investors Rights Agreement between the Company and Tianwei executed in connection with Tianwei’s investment in the Company.  Mr. Gao and Dr. Zhang were appointed to replace Mr. Yu Wen and Mr. Zhong Li, the two previous designees of Tianwei, who have resigned as members of the Board effective as of July 30, 2010.  We currently do not expect Mr. Gao and Dr. Zhang to serve on the committees of the Board. In addition, Mr. Gao and Dr. Zhang will not receive cash compensation for attending Board meetings and have waived their right to receive any equity grants under the 2005 Non-Employee Directors’ Stock Option Plan for their services as members of the Board.

On August 5, 2010, the Company issued a press release announcing, among other things, the appointments of Mr. Gao and Dr. Zhang to the Board.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.   Results of Operations and Financial Condition.

Fiscal Quarter Ended June 30, 2010 Financial Results

On August 5, 2010, the Company issued a press release announcing its financial results for the fiscal quarter ended June 30, 2010, entitled “Hoku Corporation Reports First Quarter Fiscal Year 2011 Results.”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, entitled, “Hoku Corporation Reports First Quarter Fiscal Year 2011 Results,” dated August 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOKU CORPORATION

Date: August 5, 2010	By:	/s/ Scott Paul
		Name:	Scott Paul
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, entitled, “Hoku Corporation Reports First Quarter Fiscal Year 2011 Results,” dated August 5, 2010.

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